COUSINS PROPERTIES INCORPORATED
QUARTERLY INFORMATION PACKAGE
For the Quarter Ended June 30, 2014

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Marli Quesinberry
Executive Vice President and	Director, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1898
greggadzema@cousinsproperties.com	marliquesinberry@cousinsproperties.com

COUSINS PROPERTIES REPORTS
SECOND QUARTER 2014 RESULTS
Accelerates Earnings Call to July 30 at 1 p.m. ET
Highlights

•	Funds From Operations for the second quarter was $0.18 per share, or $0.20 per share before non-cash preferred share original issuance charge.

•	Cash basis same property net operating income for the second quarter was up 15.0% over the prior year.

•	Subsequent to quarter end, entered into an agreement to acquire Fifth Third Center in Charlotte, North Carolina for $215.0 million.
ATLANTA (July 29, 2014) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended June 30, 2014.
“We took advantage of our recovering Sunbelt office markets by signing a significant number of new leases during the second quarter at improving economics to us,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins. “In addition, our pending purchase of Fifth Third Center is an exceptional strategic fit for us. We are purchasing this Class A office tower below replacement cost and with a real value creation opportunity through the lease-up of vacant space.”
Portfolio Activity

•	Leased or renewed 416,000 square feet of office and retail space during the second quarter.
Transaction Activity

•	Sold all remaining land at the Round Rock, Texas site for $10.0 million and recognized a gain of $1.3 million.

•
Subsequent to quarter end, entered into an agreement to acquire Fifth Third Center, a 698,000 square foot Class A office tower located in Uptown Charlotte, North Carolina, for a gross purchase price of $215.0 million. The Company expects Fifth Third Center to be 82% leased upon closing.

Financing Activity

•
Recast the credit facility to, among other things, increase the size to $500 million, extend the maturity to May 28, 2019, and reduce the per annum variable interest rate spread and other fees. At current leverage levels, the reduction in the spread and other fees resulted in a savings of 45 basis points.

•	Redeemed all outstanding shares of the Company’s Series B Cumulative Redeemable Preferred Stock for $94.8 million, excluding accrued dividends. The Company has no preferred stock outstanding.
Financial Results
FFO was $35.8 million, or $0.18 per share, for the second quarter of 2014, compared with $14.2 million, or $0.12 per share, for the second quarter of 2013. FFO was $72.0 million, or $0.37 per share, for the six months ended June 30, 2014, compared with $25.6 million, or $0.23 per share, for same period in 2013. In connection with the redemption of preferred stock, the Company decreased net income available for common shareholders by $3.5 million (non-cash), or $0.02 per share, which represents the original issuance costs applicable to the shares redeemed. FFO per share before the effect of this reduction was $0.20 and $0.39 for the three and six months ended June 30, 2014, respectively.

Net loss available to common stockholders was $(2.2) million, or $(0.01) per share, for the second quarter of 2014, compared with $(5.6) million, or $(0.05) per share, for the second quarter of 2013. Net income available to common stockholders was $3.0 million, or $0.02 per share, for the six months ended June 30, 2014, compared with $47.6 million, or $0.43 per share, for same period in 2013. The six months ended June 30, 2013 included $56.8 million in gains recognized on the sale of 50% of the Company’s interest in Terminus 100 and on the acquisition of Terminus 200, which was achieved in stages.
The Company customarily provides net operating income guidance for specific assets where historical performance may not exist, or where historical performance may not be a good guidepost for future performance, along with guidance on fee income and general and administrative expenses. No update on previously provided guidance is necessary for this quarter.
Investor Conference Call and Webcast
The Company will conduct a conference call at 1 p.m. (Eastern Time) on Wednesday, July 30, 2014, to discuss the results of the quarter ended June 30, 2014. The number to call for this interactive teleconference is (212) 231-2920.
A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21728998. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q2 2014 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.
Cousins Properties Incorporated is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use properties in Sunbelt markets.
The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO and defines net effective rent, and a schedule entitled Same Property Information, which reconciles cash basis same property net operating income to rental property revenues and rental property expenses, are attached to this press release. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1898.
Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the financial condition of existing tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30
	2014	2013	2014	2013
Revenues:
Rental property revenues	$80,034	$37,100	$157,518	$70,224
Fee income	2,025	2,931	4,363	6,511
Other	2,446	2,490	4,347	4,049
	84,505	42,521	166,228	80,784
Costs and expenses:
Rental property operating expenses	35,959	17,868	70,816	33,079
Reimbursed expenses	988	1,359	1,920	3,268
General and administrative expenses	5,756	4,552	11,366	10,622
Interest expense	6,970	4,241	14,137	9,176
Depreciation and amortization	35,135	14,928	69,274	26,176
Separation expenses	—	—	84	—
Acquisition and related costs	149	333	171	568
Other	877	731	1,370	2,186
	85,834	44,012	169,138	85,075
Loss from continuing operations before taxes, unconsolidated joint ventures, and sale of investment properties	(1,329)	(1,491)	(2,910)	(4,291)
Benefit (provision) for income taxes from operations	9	(1)	21	(2)
Income from unconsolidated joint ventures	2,027	1,132	3,313	2,784
Income (loss) from continuing operations before gain on sale of investment properties	707	(360)	424	(1,509)
Gain on sale of investment properties	1,327	406	1,488	57,560
Income from continuing operations	2,034	46	1,912	56,051
Income from discontinued operations:
Income from discontinued operations	566	687	1,457	1,470
Gain on sale from discontinued operations	14	86	6,379	204
	580	773	7,836	1,674
Net income	2,614	819	9,748	57,725
Net income attributable to noncontrolling interests	(129)	(515)	(284)	(1,022)
Net income attributable to controlling interests	2,485	304	9,464	56,703
Preferred share original issuance costs	(3,530)	(2,656)	(3,530)	(2,656)
Dividends to preferred stockholders	(1,178)	(3,227)	(2,955)	(6,454)
Net income (loss) available to common stockholders	$(2,223)	$(5,579)	$2,979	$47,593
Per common share information — basic and diluted:
Income (loss) from continuing operations attributable to controlling interest	$(0.01)	$(0.06)	$(0.02)	$0.41
Income from discontinued operations	—	0.01	0.04	0.02
Net income (loss) available to common stockholders	$(0.01)	$(0.05)	$0.02	$0.43
Weighted average shares — basic	198,440	118,661	195,108	111,430
Weighted average shares — diluted	198,440	118,661	195,347	111,593
Dividends declared per common share	$0.075	$0.045	$0.150	$0.090

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net Income Available to Common Stockholders	$(2,223)	$(5,579)	$2,979	$47,593
Depreciation and amortization of real estate assets:
Consolidated properties	34,934	14,739	68,888	25,804
Discontinued properties	—	1,047	—	2,098
Share of unconsolidated joint ventures	3,088	4,167	6,086	7,371
(Gain) loss on sale of depreciated properties:
Consolidated properties	(1)	(130)	(1)	(57,043)
Discontinued properties	(14)	(86)	(6,373)	(204)
Share of unconsolidated joint ventures	—	—	387	—
Funds From Operations Available to Common Stockholders	$35,784	$14,158	$71,966	$25,619
Per Common Share — Basic and Diluted:
Net Income Available	$(0.01)	$(0.05)	$0.02	$0.43
Funds From Operations	$0.18	$0.12	$0.37	$0.23
Weighted Average Shares — Basic	198,440	118,661	195,108	111,430
Weighted Average Shares — Diluted	198,702	118,845	195,347	111,593

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.
Net effective rent represents base rent less operating expense reimbursements and leasing costs. Second generation leases exclude leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	June 30, 2014	December 31, 2013
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $283,119 and $235,707 in 2014 and 2013, respectively	$1,817,439	$1,828,437
Projects under development	56,760	21,681
Land	26,790	35,053
	1,900,989	1,885,171
Operating properties and related assets held for sale, net of accumulated depreciation of $12,001 and $21,444 in 2014 and 2013, respectively	11,396	24,554
Cash and cash equivalents	6,257	975
Restricted cash	3,912	2,810
Notes and accounts receivable, net of allowance for doubtful accounts of $1,335 and $1,827 in 2014 and 2013, respectively	10,733	11,778
Deferred rents receivable	51,555	39,969
Investment in unconsolidated joint ventures	111,164	107,082
Intangible assets, net of accumulated amortization of $60,591 and $37,544 in 2014 and 2013, respectively	147,721	170,973
Other assets	35,773	29,894
Total assets	$2,279,500	$2,273,206
Liabilities:
Notes payable	$665,852	$630,094
Accounts payable and accrued expenses	72,577	76,668
Deferred income	23,681	25,754
Intangible liabilities, net of accumulated amortization of $11,993 and $6,323 in 2014 and 2013, respectively	60,806	66,476
Other liabilities	15,704	15,242
Total liabilities	838,620	814,234
Commitments and contingencies	—	—
Equity:
Stockholders' investment:
Preferred stock, 7.50% Series B cumulative redeemable preferred stock, $1 par value, $25 liquidation preference, 20,000,000 shares authorized, -0- and 3,791,000 shares issued and outstanding in 2014 and 2013, respectively	—	94,775
Common stock, $1 par value, 350,000,000 and 250,000,000 shares authorized, 202,043,854 and 193,236,454 shares issued in 2014 and 2013, respectively	202,044	193,236
Additional paid-in capital	1,514,959	1,420,951
Treasury stock at cost, 3,570,082 shares in 2014 and 2013	(86,840)	(86,840)
Distributions in excess of cumulative net income	(190,857)	(164,721)
	1,439,306	1,457,401
Nonredeemable noncontrolling interests	1,574	1,571
Total equity	1,440,880	1,458,972
Total liabilities and equity	$2,279,500	$2,273,206

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(Unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net Operating Income - Consolidated Properties
Rental property revenues	$80,034	$37,100	$157,518	$70,224
Rental property expenses	(35,959)	(17,868)	(70,816)	(33,079)
	44,075	19,232	86,702	37,145
Net Operating Income - Discontinued Operations
Rental property revenues	967	2,940	2,323	5,940
Rental property expenses	(402)	(1,182)	(866)	(2,373)
	565	1,758	1,457	3,567
Net Operating Income - Unconsolidated Joint Ventures	6,648	7,576	13,147	14,030
Total Net Operating Income	$51,288	$28,566	$101,306	$54,742

Net Operating Income
Same Property	$15,751	$14,629	$30,998	$29,491
Non-Same Property	35,537	13,937	70,308	25,251
	$51,288	$28,566	$101,306	$54,742

Non-Cash Items
Straight-line rent	$4,904	$2,203	$12,649	$4,765
Other	1,622	262	3,207	149
	6,526	2,465	15,856	4,914
Cash Basis Property Net Operating Income
Same Property	15,706	13,663	30,256	26,962
Non-Same Property	29,056	12,438	55,194	22,866
	$44,762	$26,101	$85,450	$49,828

This schedule shows Same Property Net Operating Income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cash Basis Same Property Net Operating Income represents Net Operating Income excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
Property Statistics
Number of Operating Properties	30	31	33	24	23	23	22	22	22
Rentable Square Feet (in thousands)	11,827	13,111	13,546	15,768	15,723	15,723	15,600	15,600	15,600

Leverage Ratios (1)
Debt/Total Market Capitalization	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%	26.5%	26.5%
Debt/Total Undepreciated Assets	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%	30.1%	30.1%

Coverage Ratios (1)
Interest Coverage	3.53	3.28	4.13	3.98	4.92	4.15	5.23	5.63	5.43
Fixed Charges Coverage	2.03	1.86	2.36	2.73	3.51	2.64	3.56	4.00	3.77
Debt/Annualized EBITDA	6.00	7.01	5.73	7.59	4.72	4.72	4.31	4.48	4.48

Dividend Ratios (1)
FFO Payout Ratio	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%	41.6%	40.5%
FFO Before Certain Charges Payout Ratio	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%	37.7%	38.4%
FAD Payout Ratio	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%	69.4%	65.1%
FAD Before Certain Charges Payout Ratio	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%	59.2%	60.0%

Operations Ratios (1)
General and Administrative Expenses/Revenues (2)	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%	6.7%	6.7%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%	0.8%	0.8%

(1) See calculations and reconciliations of Non-GAAP financial measures.
(2) Includes discontinued operations.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUMMARY (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
Net Operating Income
Office	80,907	21,837	23,894	30,308	46,464	122,503	47,598	48,821	96,419
Retail	29,429	4,290	4,302	3,663	1,023	13,278	1,303	1,288	2,591
Other	121	43	376	861	1,019	2,299	1,117	1,179	2,296
Total Net Operating Income	110,457	26,170	28,572	34,832	48,506	138,080	50,018	51,288	101,306
Sales Less Cost of Sales
Land	4,915	243	276	725	29	1,273	160	1,331	1,491
Other	309	168	(8)	(6)	37	191	—	42	42
Total Sales Less Cost of Sales	5,224	411	268	719	66	1,464	160	1,373	1,533
Fee Income	17,797	3,580	2,931	2,420	1,959	10,890	2,339	2,025	4,364
Third Party Management and Leasing Revenues	16,365	74	2	—	—	76	—	—	—
Other Income	5,153	282	2,064	303	879	3,528	1,908	2,256	4,164
Total Fee and Other Income	39,315	3,936	4,997	2,723	2,838	14,494	4,247	4,281	8,528
Gain on Sale of Third Party Management and Leasing Business	7,459	—	—	4,531	45	4,576	7	—	7
Third Party Management and Leasing Expenses	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	—
Reimbursed Expenses	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)	(988)	(1,920)
Separation Expenses	(1,985)	—	—	(520)	—	(520)	(84)	—	(84)
General and Administrative Expenses	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)	(5,756)	(11,367)
Loss on Debt Extinguishment	(94)	—	—	—	—	—	—	—	—
Interest Expense	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)	(8,813)	(17,825)
Impairment Loss	(488)	—	—	—	—	—	—	—	—
Other Expenses	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)	(650)	(689)	(1,339)
Income Tax Benefit (Provision)	(90)	(1)	(1)	(1)	26	23	12	9	21
Depreciation and Amortization of Non-Real Estate Assets	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)	(213)	(409)
Preferred Stock Dividends and Original Issuance Costs	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)	(4,708)	(6,485)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	71,966
Weighted Average Shares - Basic	104,117	104,119	118,661	163,426	189,665	144,255	191,739	198,440	195,108
Weighted Average Shares - Diluted	104,125	104,252	118,845	163,603	189,853	144,420	191,952	198,702	195,347
FFO per Share - Basic and Diluted	0.64	0.11	0.12	0.11	0.18	0.53	0.19	0.18	0.37

(1) Amounts may differ slightly from other schedules herein due to rounding.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
GREENWAY PLAZA	—	—	—	5,103	19,503	24,606	18,202	19,295	37,497
POST OAK CENTRAL	—	2,459	4,328	4,498	4,308	15,593	5,564	5,886	11,450
191 PEACHTREE TOWER	15,222	4,064	4,021	3,982	3,973	16,040	4,198	4,650	8,848
THE AMERICAN CANCER SOCIETY CENTER	11,029	2,881	2,932	2,911	2,815	11,539	2,992	3,022	6,014
PROMENADE	8,748	2,485	2,235	2,453	2,395	9,568	2,772	2,792	5,564
777 MAIN	—	—	—	699	2,355	3,054	2,560	2,442	5,002
NORTH POINT CENTER EAST	5,186	1,373	1,452	1,508	1,576	5,909	1,606	1,564	3,170
816 CONGRESS AVENUE	—	—	1,098	1,498	1,433	4,029	1,536	1,740	3,276
2100 ROSS AVENUE	1,511	1,101	1,305	965	1,249	4,620	1,474	936	2,410
MERIDIAN MARK PLAZA	4,033	1,037	1,011	1,056	1,007	4,111	908	1,008	1,916
THE POINTS AT WATERVIEW	2,065	505	464	449	458	1,876	415	329	744
TERMINUS 100 (2)	15,809	1,627	(1)	58	11	1,695	4	(2)	2
OTHER	(46)	(7)	(4)	(5)	—	(16)	(6)	4	(2)
SUBTOTAL - OFFICE CONSOLIDATED	63,557	17,525	18,841	25,175	41,083	102,624	42,225	43,666	85,891

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	1,208	1,821	1,938	1,925	6,892	1,973	1,875	3,848
TERMINUS 200 (3)	1,545	898	1,144	1,093	1,143	4,278	1,235	1,466	2,701
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,758	981	956	968	969	3,874	998	962	1,960
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302	302	604
OTHER (5)	6,244	(16)	(17)	(16)	(12)	(61)	(15)	(12)	(27)
SUBTOTAL - OFFICE UNCONSOLIDATED	12,755	3,373	4,206	4,285	4,327	16,191	4,493	4,593	9,086

DISCONTINUED OPERATIONS (6)	4,595	939	847	848	1,054	3,688	880	562	1,442

TOTAL - OFFICE NET OPERATING INCOME	80,907	21,837	23,894	30,308	46,464	122,503	47,598	48,821	96,419

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE	314	390	389	363	454	1,596	402	414	816
OTHER	6	(2)	1	1	(303)	(303)	—	(7)	(7)
SUBTOTAL - RETAIL CONSOLIDATED	320	388	390	364	151	1,293	402	407	809

UNCONSOLIDATED PROPERTIES:
CW INVESTMENTS (7)	2,398	580	578	579	568	2,305	567	566	1,133
EMORY POINT	10	274	344	303	290	1,211	321	312	633
OTHER (8)	8,311	2,177	2,078	1,510	(9)	5,756	—	(4)	(4)
SUBTOTAL - RETAIL UNCONSOLIDATED	10,719	3,031	3,000	2,392	849	9,272	888	874	1,762

DISCONTINUED OPERATIONS (9)	18,390	871	912	907	23	2,713	13	7	20

TOTAL - RETAIL NET OPERATING INCOME	29,429	4,290	4,302	3,663	1,023	13,278	1,303	1,288	2,591

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	122	43	376	861	1,020	2,300	1,118	1,181	2,299
SUBTOTAL - OTHER UNCONSOLIDATED	122	43	376	861	1,020	2,300	1,118	1,181	2,299

DISCONTINUED OPERATIONS OTHER	(1)	—	—	—	(1)	(1)	(1)	(2)	(3)

TOTAL - OTHER NET OPERATING INCOME	121	43	376	861	1,019	2,299	1,117	1,179	2,296

TOTAL NET OPERATING INCOME	110,457	26,170	28,572	34,832	48,506	138,080	50,018	51,288	101,306

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160	1,326	1,486
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	—	—	—	115	—	115	—	5	5
SUBTOTAL - LAND SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160	1,331	1,491

OTHER - CONSOLIDATED	281	158	—	—	37	195	—	—	—
OTHER - UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—	42	42
SUBTOTAL - OTHER SALES LESS COST OF SALES	309	168	(8)	(6)	37	191	—	42	42

TOTAL SALES LESS COST OF SALES	5,224	411	268	719	66	1,464	160	1,373	1,533

FEE INCOME
DEVELOPMENT FEES	9,059	1,335	585	594	588	3,102	937	541	1,478
MANAGEMENT FEES (10)	8,164	2,030	2,146	1,793	1,254	7,223	1,315	1,446	2,761
LEASING & OTHER FEES	574	215	200	33	117	565	87	38	125
TOTAL - FEE INCOME	17,797	3,580	2,931	2,420	1,959	10,890	2,339	2,025	4,364

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—	—	—

OTHER INCOME
TERMINATION FEES	128	19	1,965	155	813	2,952	1,843	2,210	4,053
TERMINATION FEES - DISCONTINUED OPERATIONS	3,512	—	—	—	—	—	—	2	2
INTEREST AND OTHER INCOME	1,513	259	100	136	66	561	65	44	109
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	—	4	(1)	12	—	15	—	—	—
TOTAL INTEREST INCOME & OTHER	5,153	282	2,064	303	879	3,528	1,908	2,256	4,164

TOTAL FEE AND OTHER INCOME	39,315	3,936	4,997	2,723	2,838	14,494	4,247	4,281	8,528

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	7,459	—	—	4,531	45	4,576	7	—	7

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	—

REIMBURSED EXPENSES	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)	(988)	(1,920)

SEPARATION EXPENSES	(1,985)	—	—	(520)	—	(520)	(84)	—	(84)

GENERAL AND ADMINISTRATIVE EXPENSES	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)	(5,756)	(11,367)

LOSS ON DEBT EXTINGUISHMENT	(94)	—	—	—	—	—	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,932)	(2,183)	(2,200)	(2,219)	(2,211)	(8,813)	(2,158)	(2,175)	(4,333)
POST OAK CENTRAL	—	—	—	(565)	(2,053)	(2,618)	(2,044)	(861)	(1,722)
PROMENADE	—	—	—	(338)	(1,230)	(1,568)	(1,223)	(616)	(1,191)
191 PEACHTREE TOWER	(2,701)	(890)	(871)	(861)	(861)	(3,483)	(861)	(2,036)	(4,080)
UNSECURED CREDIT FACILITY	(3,712)	(546)	(522)	(608)	(584)	(2,260)	(575)	(391)	(784)
MERIDIAN MARK PLAZA	(1,609)	(399)	(397)	(396)	(395)	(1,587)	(393)	(1,216)	(2,439)
THE POINTS AT WATERVIEW	(931)	(228)	(227)	(225)	(223)	(903)	(221)	(219)	(440)
MAHAN VILLAGE	(122)	(65)	(81)	(56)	(68)	(270)	(65)	(66)	(131)
TERMINUS 100 (2)	(7,221)	(725)	—	—	—	(725)	—	—	—
OTHER	(341)	—	—	—	—	—	—	—	—
CAPITALIZED	1,636	101	57	119	241	518	373	610	983
SUBTOTAL - CONSOLIDATED	(23,933)	(4,935)	(4,241)	(5,149)	(7,384)	(21,709)	(7,167)	(6,970)	(14,137)

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	(530)	(893)	(887)	(883)	(3,193)	(879)	(875)	(1,754)
TERMINUS 200 (3)	(512)	(199)	(390)	(390)	(390)	(1,369)	(390)	(390)	(780)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,408)	(347)	(341)	(336)	(334)	(1,358)	(334)	(334)	(668)
EMORY POINT	(59)	(155)	(229)	(244)	(239)	(867)	(242)	(244)	(486)
OTHER	(2,242)	(479)	(479)	(218)	—	(1,176)	—	—	—
SUBTOTAL - UNCONSOLIDATED	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)	(1,843)	(3,688)

TOTAL INTEREST EXPENSE	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)	(8,813)	(17,825)

IMPAIRMENT LOSSES	(488)	—	—	—	—	—	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,415)	(507)	(515)	(489)	(160)	(1,671)	(156)	(129)	(285)
PROPERTY TAXES & OTHER HOLDING COSTS	(1,738)	(274)	(242)	(827)	(227)	(1,570)	(271)	(276)	(547)
PREDEVELOPMENT & OTHER	(1,623)	(42)	(63)	(104)	(186)	(395)	(229)	(363)	(592)
ACQUISITION AND RELATED COSTS	(794)	(235)	(333)	(6,859)	(57)	(7,484)	(22)	(149)	(171)
OTHER - UNCONSOLIDATED	(639)	112	82	187	132	513	28	228	256
TOTAL - OTHER EXPENSES	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)	(650)	(689)	(1,339)

INCOME TAX (PROVISION) BENEFIT	(90)	(1)	(1)	(1)	26	23	12	9	21

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,075)	(183)	(189)	(192)	(189)	(753)	(185)	(201)	(386)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(15)	(22)	(24)	(27)	39	(34)	(11)	(12)	(23)
TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)	(213)	(409)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)	(4,708)	(6,485)

FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	71,966
WEIGHTED AVERAGE SHARES - BASIC	104,117	104,119	118,661	163,426	189,665	144,255	191,739	198,440	195,108
WEIGHTED AVERAGE SHARES - DILUTED	104,125	104,252	118,845	163,603	189,853	144,420	191,952	198,702	195,347
FFO PER SHARE - BASIC AND DILUTED	0.64	0.11	0.12	0.11	0.18	0.53	0.19	0.18	0.37

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company's share for both the Company's 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.

(4) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(5) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place, and Presbyterian Medical Plaza.
(6) Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, 8995 Westside Parkway, Galleria 75, Inhibitex, Lakeshore Park Plaza, and 600 University Park.

(7) The Company recognizes a 16% return on its investment in CW Investments as NOI from this investment. As of June 30, 2014, its investment in CW Investments was $14.4 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, and Highland City Town Center. See Joint Information included herein for further details.

(8) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: North Point MarketCenter, Viera MarketCenter, Greenbrier MarketCenter, Los Altos MarketCenter, The Avenue Murfreesboro, The Avenue East Cobb, The Avenue West Cobb, The Avenue Peachtree City, and The Avenue Viera.

(9) Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, The Avenue Collierville, and San Jose MarketCenter.

(10) Management Fees include reimbursed expenses that are included in the "Reimbursed Expenses" line item.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and for the Three Months Ended June 30, 2014

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 2Q14	End of Period Leased 1Q14	Weighted Average Occupancy 2Q14 (1)	Weighted Average Occupancy 1Q14 (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Greenway Plaza (3)	Houston	4,348,000	Consolidated	100%	96.3%	95.8%	92.7%	94.1%	37%	—
	Post Oak Central (3)	Houston	1,280,000	Consolidated	100%	94.6%	94.3%	94.3%	94.3%	11%	186,726
	777 Main	Fort Worth	980,000	Consolidated	100%	76.2%	73.8%	71.9%	71.9%	5%	—
	2100 Ross Avenue	Dallas	844,000	Consolidated	100%	80.6%	81.9%	67.8%	68.4%	3%	—
	816 Congress	Austin	435,000	Consolidated	100%	90.3%	83.9%	83.4%	77.1%	3%	—
	The Points at Waterview	Dallas	203,000	Consolidated	100%	82.0%	83.1%	75.0%	84.1%	1%	14,872
	TEXAS		8,090,000							60%	201,598

	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	87.0%	87.2%	86.0%	85.8%	8%	100,000
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	83.9%	83.9%	83.4%	83.4%	6%	131,900
	Promenade	Atlanta	777,000	Consolidated	100%	91.5%	91.6%	77.1%	76.5%	6%	112,273
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	97.0%	99.0%	96.2%	96.4%	4%	66,403
	North Point Center East (3)	Atlanta	540,000	Consolidated	100%	96.0%	93.1%	93.5%	91.9%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	92.3%	88.4%	88.4%	88.4%	2%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	99.0%	99.0%	99.0%	99.0%	2%	25,614
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	99.5%	98.5%	99.3%	98.0%	2%	37,500
	GEORGIA		5,278,000							33%	514,690

	Lakeshore Park Plaza (4)	Birmingham	197,000	Consolidated	100%	97.1%	99.0%	97.1%	98.1%	1%	—
	ALABAMA		197,000							1%	—

	Gateway Village (5)	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	22,052
	NORTH CAROLINA		1,065,000							1%	22,052
	TOTAL OFFICE PROPERTIES		14,630,000							95%	738,340

II.	RETAIL PROPERTIES
	Mt. Juliet Village (5)	Nashville	91,000	Unconsolidated	50.5%	75.3%	75.3%	75.3%	75.3%	1%	3,027
	The Shops of Lee Village (5)	Nashville	74,000	Unconsolidated	50.5%	94.8%	92.9%	92.9%	89.1%	—%	2,731
	Creek Plantation Village (5)	Chattanooga	78,000	Unconsolidated	50.5%	96.4%	96.4%	94.6%	96.4%	—%	2,973
	TENNESSEE		243,000							1%	8,731

	Emory Point (Phase I)	Atlanta	80,000	Unconsolidated	75%	89.9%	89.9%	87.8%	82.7%	1%	7,179
	GEORGIA		80,000							1%	7,179

	Mahan Village (6)	Tallahassee	147,000	Consolidated	100%	94.3%	90.5%	90.5%	90.5%	1%	14,017
	Highland City Town Center (5)	Lakeland	96,000	Unconsolidated	50.5%	81.8%	82.9%	81.8%	82.9%	—%	5,120
	FLORIDA		243,000							1%	19,137
	TOTAL RETAIL PROPERTIES		566,000							3%	35,047

III.	APARTMENTS
	Emory Point (Phase I) (7)	Atlanta	404,000	Unconsolidated	75%	99.5%	99.3%	98.8%	98.5%	2%	36,255
	GEORGIA		404,000							2%	36,255
	TOTAL APARTMENTS		404,000							2%	36,255

	TOTAL PORTFOLIO		15,600,000							100%	809,642

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Net Operating Income represents rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended June 30, 2014.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	This property was classified as held for sale as of June 30, 2014.
(5)
This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(6)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(7)	This property consists of 443 units.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
LEASING AND OCCUPANCY

	Property Description	End of Period Leased 2Q14	End of Period Leased 1Q14	End of Period Leased 2Q13	Weighted Average Occupancy 2Q14 (2)	Weighted Average Occupancy 1Q14 (2)	Weighted Average Occupancy 2Q13 (2)

	Gateway Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	NORTH CAROLINA	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	The Points at Waterview	82.0%	83.1%	87.6%	75.0%	84.1%	88.9%
	TEXAS	82.0%	83.1%	87.6%	75.0%	84.1%	88.9%

	Lakeshore Park Plaza	97.1%	99.0%	99.0%	97.1%	98.1%	96.0%
	ALABAMA	97.1%	99.0%	99.0%	97.1%	98.1%	96.0%

	Meridian Mark Plaza	99.0%	99.0%	97.6%	99.0%	99.0%	97.6%
	Terminus 100	97.0%	99.0%	96.2%	96.2%	96.4%	96.2%
	Emory University Hospital Midtown Medical Office Tower	99.5%	98.5%	99.7%	99.3%	98.0%	98.8%
	North Point Center East	96.0%	93.1%	91.6%	93.5%	91.9%	91.1%
	Terminus 200	92.3%	88.4%	87.8%	88.4%	88.4%	87.8%
	191 Peachtree Tower	87.0%	87.2%	86.5%	86.0%	85.8%	86.8%
	The American Cancer Society Center	83.9%	83.9%	83.1%	83.4%	83.4%	82.5%
	GEORGIA	89.9%	89.4%	88.4%	88.7%	88.3%	88.2%

	TOTAL PROPERTIES	91.0%	90.7%	90.1%	89.8%	89.9%	89.9%

(1)	Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
NET OPERATING INCOME
($ in thousands)

	Three Months Ended
	June 30, 2014	June 30, 2013	March 31, 2014	2Q14 vs. 2Q13 % Change	2Q14 vs. 1Q14 % Change
Rental Property Revenues (2)	$25,727	$25,360	$25,375	1.4%	1.4%
Rental Property Operating Expenses (2)	9,976	10,731	10,127	(7.0)%	(1.5)%
Same Property Net Operating Income	$15,751	$14,629	$15,248	7.7%	3.3%

Cash Basis Rental Property Revenues (3)	$25,684	$24,396	$24,779	5.3%	3.7%
Cash Basis Rental Property Operating Expenses (4)	9,978	10,733	10,129	(7.0)%	(1.5)%
Cash Basis Same Property Net Operating Income	$15,706	$13,663	$14,650	15.0%	7.2%

	Six Months Ended
	June 30, 2014	June 30, 2013	% Change
Rental Property Revenues (2)	$51,101	$50,482	1.2%
Rental Property Operating Expenses (2)	20,103	20,991	(4.2)%
Same Property Net Operating Income	$30,998	$29,491	5.1%

Cash Basis Rental Property Revenues (3)	$50,364	$47,958	5.0%
Cash Basis Rental Property Operating Expenses (4)	20,108	20,996	(4.2)%
Cash Basis Same Property Net Operating Income	$30,256	$26,962	12.2%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2) Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Cash Basis Same Property Rental Property Revenues includes that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Revenues excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4) Cash Basis Same Property Operating Expenses includes that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Operating Expenses excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SQUARE FEET EXPIRING
As of June 30, 2014

OFFICE

As of June 30, 2014, the Company's office portfolio included 16 commercial office properties. The weighted average remaining lease term of these office properties was six years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring	481,627	900,123	1,444,868	1,349,517	1,206,150	763,928	810,363	893,827	810,671	3,492,043	12,153,117
% of Leased Space	4%	7%	12%	11%	10%	6%	7%	7%	7%	29%	100%
Annual Contractual Rent ($000s) (1)	$7,462	$18,074	$27,721	$26,949	$25,270	$17,146	$18,851	$21,386	$16,580	$87,790	$267,229
% of Annual Contractual Rent (1)	3%	7%	10%	10%	10%	6%	7%	8%	6%	33%	100%
Annual Contractual Rent per Square Foot (1)	$15.49	$20.08	$19.19	$19.97	$20.95	$22.44	$23.26	$23.93	$20.45	$25.14	$21.99

RETAIL

As of June 30, 2014, the Company's retail portfolio included 6 retail properties. The weighted average remaining lease term of these retail properties was twelve years. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring (2)	4,453	7,373	6,048	16,961	20,149	15,542	4,546	2,246	15,113	247,525	339,956
% of Leased Space	1%	2%	2%	5%	6%	5%	1%	1%	4%	73%	100%
Annual Contractual Rent ($000s) (1)	$71	$140	$112	$437	$489	$334	$99	$70	$443	$3,527	$5,722
% of Annual Contractual Rent (1)	1%	2%	2%	8%	8%	6%	2%	1%	8%	62%	100%
Annual Contractual Rent per Square Foot (1)	$15.88	$18.92	$18.48	$25.74	$24.25	$21.47	$21.74	$31.35	$29.31	$14.25	$16.83

(1) Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2) Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
OFFICE LEASING STATISTICS (1)
OPERATING PROPERTIES
As of June 30, 2014

	Three Months Ended June 30, 2014				Six Months Ended June 30, 2014
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased square footage				381,116				815,484
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(63,843)				(128,997)
Net leased square footage	94,565	178,758	43,950	317,273	306,608	286,669	93,210	686,487
Number of transactions	11	14	14	39	26	35	27	88
Lease term (years) (2)	5.85	7.72	8.34	7.25	8.01	6.84	6.55	7.32

Net rent per square foot (2)(3)	$21.57	$23.56	$19.38	$22.39	$23.88	$20.74	$17.84	$21.75
Total leasing costs per square foot (2)(4)	(7.49)	(3.45)	(6.15)	(5.02)	(7.84)	(3.13)	(5.01)	(5.49)
Net effective rent per square foot (2)	$14.08	$20.11	$13.23	$17.37	$16.04	$17.61	$12.83	$16.26

Second generation leased square footage (5)				202,393				387,699
Increase in second generation net rent per square foot (2)(3)(5)				48.4%				31.2%
Increase in cash-basis second generation net rent per square foot (2)(5)(6)				33.3%				17.1%

(1) Excludes all non-office leasing, such as apartment and retail leasing.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
TOP 20 TENANTS
As of June 30, 2014

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1.	Occidental Oil & Gas Corp.	7%	12
2.	Apache Corporation	3%	5
3.	Invesco Management Group, Inc	3%	10
4.	Deloitte & Touche	2%	10
5.	Transocean Offshore Deepwater	2%	3
6.	American Cancer Society	2%	8
7.	Smith, Gambrell & Russell, LLP	2%	7
8.	Stewart Information Services	2%	2
9.	ExxonMobil Corporation	2%	1
10.	US South Communications	1%	7
11.	CPL Retail Energy, LP	1%	5
12.	Internap Network Services	1%	6
13.	CB Richard Ellis, Inc.	1%	6
14.	Bank of America (4)	1%	3
15.	MedAssets Net Revenue Systems, LLC	1%	1
16.	Northside Hospital	1%	9
17.	FTS International Services, LLC	1%	5
18.	Gulf South Pipeline Company LP	1%	10
19.	Lockton Companies	1%	11
20.	Thompson, Ventulett, Stainback & Associates, Inc.	1%	10
		36%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEVELOPMENT PIPELINE (1)
As of June 30, 2014
($ in thousands)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q13	373,000	$126,100	$56,760	51%	—%	4Q14	(3)	4Q15

Emory Point (Phase II)	Mixed	Atlanta, GA	75%	4Q13		$73,300	$25,162

Apartments					307			—%	—%	1Q15	(4)	1Q16
Retail					45,000			62%	—%	2Q15	(4)	3Q15

(1) This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. Colorado Tower is being funded 100% by the Company and Emory Point Phase II is being funded with a combination of equity from the partners and a $46 million construction loan. Emory Point Phase II will initially be funded by equity contributions until the partners have contributed their required equity amounts. All subsequent funding is expected to come from the Emory Point Phase II construction loan. As of June 30, 2014, $1,000 was outstanding on the Emory Point Phase II construction loan.
(3) Represents the quarter within which the Company estimates the first office square feet to be occupied.
(4) Represents the quarter within which the Company estimates the first apartment/retail space to be occupied.
(5) Stabilization represents the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from Initial Occupancy.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
INVENTORY OF LAND
As of June 30, 2014
($ in thousands)

	Metropolitan Area	Company's Ownership Interest	Developable Land Area (Acres)
COMMERCIAL

Wildwood Office Park	Atlanta	50.00%	42
North Point	Atlanta	100.00%	35
The Avenue Forsyth-Adjacent Land	Atlanta	100.00%	11
Wildwood Office Park	Atlanta	100.00%	10
549 / 555 / 557 Peachtree Street	Atlanta	100.00%	1
Georgia			99

Research Park V	Austin	100.00%	6
Texas			6

Highland City Town Center-Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.50%	55
Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.50%	5
Tennessee			5

TOTAL COMMERCIAL LAND ACRES HELD			165

COMPANY'S SHARE OF TOTAL ACRES HELD			114

COST BASIS OF COMMERCIAL LAND HELD			$41,788

COMPANY'S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$17,182

RESIDENTIAL (4)

Paulding County	Atlanta	50.00%	5,241
Blalock Lakes	Atlanta	100.00%	2,658
Callaway Gardens (5)	Atlanta	100.00%	218
Georgia			8,117

Padre Island	Corpus Christi	50.00%	15
Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,132

COMPANY'S SHARE OF TOTAL ACRES HELD			5,504

COST BASIS OF RESIDENTIAL LAND HELD			$24,668

COMPANY'S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$18,959

GRAND TOTAL COMPANY'S SHARE OF ACRES			5,618

GRAND TOTAL COMPANY'S SHARE OF COST BASIS OF LAND HELD			$36,141

(1) Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2) Land relates to outparcels available for sale or ground lease.
(3) This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEBT OUTSTANDING
As of June 30, 2014
($ in thousands)

						Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest		Rate End of Quarter	Maturity Date		2014	2015	2016	2017	2018	Thereafter	Total	Company's Share Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%; $15mm facility) (3)	100.00%	(2)	1.81%	9/12/14	(4)	$14,017	$—	$—	$—	$—	$—	$14,017	$3,504
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility) (5)	100.00%		1.26%	5/28/19		—	—	—	—	—	80,450	80,450	80,450
Total Floating Rate Debt						14,017	—	—	—	—	80,450	94,467	83,954

Fixed Rate Debt
The Points at Waterview	100.00%		5.66%	1/1/16		274	573	14,025	—	—	—	14,872	—
The American Cancer Society Center (6)	100.00%		6.45%	9/1/17		817	1,741	1,834	127,508	—	—	131,900	—
191 Peachtree Tower	100.00%		3.35%	10/1/18		—	—	1,305	2,013	96,682	—	100,000	—
Meridian Mark Plaza	100.00%		6.00%	8/1/20		206	430	456	484	514	23,524	25,614	—
Post Oak Central	100.00%		4.26%	10/1/20		1,617	3,339	3,485	3,636	3,794	170,855	186,726	—
Promenade	100.00%		4.27%	10/1/22		1,328	2,742	2,862	2,986	3,116	99,239	112,273	—
Total Fixed Rate Debt						4,242	8,825	23,967	136,627	104,106	293,618	571,385	—

TOTAL CONSOLIDATED DEBT						$18,259	$8,825	$23,967	$136,627	$104,106	$374,068	$665,852	$83,954

UNCONSOLIDATED DEBT

Floating Rate Debt
Emory Point (LIBOR + 1.75%, $61.1mm facility) (7)	75.00%		1.91%	10/9/14	(4)	43,434	—	—	—	—	—	43,434	4,343
Highland City Town Center (LIBOR + 2.65%)	50.50%	(2)	2.81%	1/1/16		59	123	4,938	—	—	—	5,120	—
Creek Plantation Village (LIBOR + 2.65%)	50.50%	(2)	2.81%	1/1/16		34	71	2,868	—	—	—	2,973	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.50%	(2)	3.01%	1/1/16		30	62	2,935	—	—	—	3,027	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.50%	(2)	3.01%	1/1/16		27	56	2,648	—	—	—	2,731	1,388
Emory Point II (LIBOR + 1.85%, $46mm facility)	75.00%		2.01%	10/9/16		—	—	1	—	—	—	1	1
Total Floating Rate Debt						43,584	312	13,390	—	—	—	57,286	7,270

Fixed Rate Debt
Gateway Village (8)	50.00%		6.41%	12/1/16		4,287	8,997	8,768	—	—	—	22,052	—
Terminus 100	50.00%		5.25%	1/1/23		582	1,212	1,277	1,346	1,418	60,568	66,403	—
Terminus 200	50.00%		3.79%	1/1/23		—	—	559	770	800	38,871	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.00%		3.50%	6/1/23		—	357	732	758	785	34,868	37,500	—
Total Fixed Rate Debt						4,869	10,566	11,336	2,874	3,003	134,307	166,955	—

TOTAL UNCONSOLIDATED DEBT						$48,453	$10,878	$24,726	$2,874	$3,003	$134,307	$224,241	$7,270

TOTAL DEBT						$66,712	$19,703	$48,693	$139,501	$107,109	$508,375	$890,093	$91,224

TOTAL MATURITIES (8)						$57,450	$—	$27,414	$127,508	$96,682	$480,253	$789,307
% OF MATURITIES						7%	—%	4%	16%	12%	61%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$151,753	17%	1.65%	2.8
Fixed Rate Debt	738,340	83%	4.71%	6.0
Total Debt	$890,093	100%	4.19%	5.5

(1) Non-recourse loans are subject to customary carve-outs.
(2) The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(3) This loan may be extended for two additional one-year terms, provided certain conditions are met.
(4) The Company intends to exercise its option to extend the loan beyond its maturity date.
(5) Total borrowing capacity of the Credit Facility at June 30, 2014 was $500 million. The spread over LIBOR at June 30, 2014 was 1.10%.
(6) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(7) This loan may be extended for four additional one-year terms, provided certain conditions are met.
(8) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(9) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
JOINT VENTURE INFORMATION
As of June 30, 2014

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flows.	Recognize 50% of net income from venture.
CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.	All proceeds until a 16% leveraged IRR. Then, partner receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.	Recognize net income equal to 16% of investment.
Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a IRR of 20%; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.
Mahan Village LLC	Mahan Village	Preferred return of 9%, 87% of remaining cash flows after partner receives 9% return.	All proceeds until a 16% leveraged IRR. Then 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize minority interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	13,181	2,865	1,524	2,642	5,108	12,139	2,745	5,388	8,133
SECOND GENERATION BUILDING IMPROVEMENTS	1,271	79	1,589	200	1,946	3,814	550	1,929	2,479
	14,453	2,944	3,113	2,842	7,054	15,954	3,295	7,317	10,612
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	605	88	239	133	—	460	—	—	—
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	15,058	3,032	3,352	2,976	7,054	16,414	3,295	7,317	10,612

NET OPERATING INCOME:

OFFICE CONSOLIDATED PROPERTIES	63,555	17,525	18,841	25,175	41,083	102,624	42,225	43,666	85,891
RETAIL CONSOLIDATED PROPERTIES	324	392	391	365	151	1,299	402	409	811
NET OPERATING INCOME - CONSOLIDATED	63,879	17,917	19,232	25,540	41,234	103,923	42,627	44,075	86,702

RENTAL PROPERTY REVENUES	114,208	33,125	37,100	47,575	76,620	194,420	77,484	80,034	157,518
RENTAL PROPERTY OPERATING EXPENSES	(50,329)	(15,208)	(17,868)	(22,035)	(35,386)	(90,497)	(34,857)	(35,959)	(70,816)
NET OPERATING INCOME - CONSOLIDATED	63,879	17,917	19,232	25,540	41,234	103,923	42,627	44,075	86,702

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	33,918	3,000	2,940	2,870	1,742	10,552	1,356	967	2,323
RENTAL PROPERTY OPERATING EXPENSES	(10,935)	(1,194)	(1,182)	(1,118)	(669)	(4,163)	(464)	(402)	(866)
NET OPERATING INCOME	22,983	1,806	1,758	1,752	1,073	6,389	892	565	1,457

TERMINATION FEES	3,512	—	—	—	—	—	—	2	2
INTEREST AND OTHER INCOME (EXPENSE)	(3)	4	(1)	12	—	15	—	—	—
FFO FROM DISCONTINUED OPERATING PROPERTIES	26,492	1,810	1,757	1,764	1,073	6,404	892	567	1,459

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—	—	—
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	—
FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,690	21	(25)	(14)	(3)	(21)	—	—	—

FFO FROM DISCONTINUED OPERATIONS	29,182	1,831	1,732	1,750	1,070	6,383	892	567	1,459

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(13,479)	(1,053)	(1,046)	(492)	(495)	(3,086)	—	—	—
IMPAIRMENT LOSSES	(13,791)	—	—	—	—	—	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	1,912	778	686	1,258	575	3,297	892	567	1,459

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	2,616	460	283	155	70	968	—	270	270
OUTPARCEL SALES	—	503	150	—	—	653	—	—	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	2,616	963	433	155	70	1,621	—	270	270

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,421	460	283	147	65	955	—	270	270
OUTPARCEL COST OF SALES	—	503	150	—	—	653	—	—	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	1,421	963	433	147	65	1,608	—	270	270

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,720	243	276	602	24	1,145	160	1,326	1,486
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160	1,326	1,486

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,195	—	—	8	5	13	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,720	243	276	602	24	1,145	160	1,326	1,486
TOTAL CONSOLIDATED SALES LESS COST OF SALES	4,915	243	276	610	29	1,158	160	1,326	1,486

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	694	340	—	—	—	340	—	—	—
OTHER COST OF SALES	(413)	(182)	—	—	37	(145)	—	—	—
OTHER SALES LESS COST OF SALES - CONSOLIDATED	281	158	—	—	37	195	—	—	—

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	—	—	—	—	—	—	—	—	—
OTHER, NET	28	10	(8)	(6)	—	(4)	—	42	42
OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—	42	42
TOTAL OTHER SALES FFO	309	168	(8)	(6)	37	191	—	42	42

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES	—	—	—	475	—	475	—	—	—
TRACT SALES	176	—	—	90	—	90	57	243	300
TOTAL RESIDENTIAL LOT AND TRACT SALES	176	—	—	565	—	565	57	243	300

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	—	—	—	—	—	—	—	—	—
OUTPARCEL COST OF SALES	—	—	—	360	—	360	—	—	—
TRACT COST OF SALES	176	—	—	90	—	90	57	243	300
TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	176	—	—	450	—	450	57	243	300
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	—	—	—	115	—	115	—	—	—

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	115	—	115	—	—	—
TRACT SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF
SALES - SHARE OF UNCONSOLIDATED	—	—	—	115	—	115	—	—	—
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160	1,326	1,486

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,755	3,373	4,206	4,289	4,327	16,195	4,493	4,593	9,086
RETAIL PROPERTIES	10,719	3,031	3,000	2,392	849	9,272	888	874	1,762
OTHER PROPERTIES	122	43	376	861	1,020	2,300	1,118	1,181	2,299
NET OPERATING INCOME	23,596	6,447	7,582	7,542	6,196	27,767	6,499	6,648	13,147
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	—	—	—	115	—	115	—	5	5
OTHER SALES LESS COST OF SALES	28	10	(8)	(6)	—	(4)	—	42	42
TERMINATION FEES	62	19	—	—	—	19	—	72	72
INTEREST EXPENSE	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)	(1,843)	(3,688)
OTHER EXPENSE	(639)	112	82	187	132	513	28	203	231
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(15)	(22)	(24)	(27)	39	(34)	(11)	(12)	(23)
FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	18,811	4,856	5,300	5,736	4,521	20,413	4,671	5,115	9,786
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	30,662	—	—	60,421	(77)	60,344	(387)	—	(387)
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,215)	(3,204)	(4,167)	(3,079)	(2,985)	(13,435)	(2,998)	(3,088)	(6,086)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	39,258	1,652	1,133	63,078	1,459	67,322	1,286	2,027	3,313

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.35	10.69	10.10	10.29	10.30	10.30	11.47	12.45	12.45
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	104,090	104,127	120,688	189,660	189,666	189,666	198,423	198,474	198,474
COMMON STOCK CAPITALIZATION	869,152	1,113,118	1,218,949	1,951,601	1,953,560	1,953,560	2,275,912	2,471,001	2,471,001

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	—	—	—	—	—	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	—	—
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	94,775	94,775	94,775	94,775	94,775	—	—

DEBT	425,410	344,832	340,374	642,834	630,094	630,094	587,442	665,852	665,852
SHARE OF UNCONSOLIDATED DEBT	170,480	266,069	281,960	230,280	228,489	228,489	226,574	224,241	224,241
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	890,093

TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703	3,361,094	3,361,094

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
LEVERAGE RATIOS
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	890,093
TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703	3,361,094	3,361,094
DEBT (2) / TOTAL MARKET CAPITALIZATION	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%	26.5%	26.5%

TOTAL ASSETS-CONSOLIDATED	1,124,242	1,096,444	1,200,788	2,263,766	2,273,206	2,273,206	2,294,038	2,280,243	2,280,243
ACCUMULATED DEPRECIATION-CONSOLIDATED	258,258	221,429	245,608	238,297	257,151	257,151	270,753	295,120	295,120
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	403,141	575,323	562,475	432,750	441,928	441,928	446,890	492,640	492,640
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(97,868)	(128,541)	(127,948)	(98,183)	(107,082)	(107,082)	(107,106)	(111,164)	(111,164)
TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	2,956,839
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	890,093
UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	2,956,839
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%	30.1%	30.1%

EBITDA (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	71,966
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	17,825
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,090	205	213	219	150	787	196	213	409
INCOME TAX PROVISION (BENEFIT)	90	1	1	1	(26)	(23)	(12)	(9)	(21)
IMPAIRMENT LOSSES	488	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(7)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	171
PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	12,907	3,227	5,883	1,777	1,777	12,664	1,777	4,708	6,485
EBITDA (2)	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	96,828

COVERAGE RATIOS (2)
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	96,828
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	17,825
INTEREST COVERAGE RATIO (2)	3.53	3.28	4.13	3.98	4.92	4.15	5.23	5.63	5.43

INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	17,825
SCHEDULED PRINCIPAL PAYMENTS	7,769	1,855	1,728	1,528	1,922	7,032	2,445	2,430	4,875
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	1,777	1,777	10,008	1,777	1,178	2,955
FIXED CHARGES	48,830	11,727	11,528	10,529	12,929	46,712	13,234	12,421	25,655
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	96,828
FIXED CHARGES COVERAGE RATIO (2)	2.03	1.86	2.36	2.73	3.51	2.64	3.56	4.00	3.77

DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	890,093
ANNUALIZED EBITDA (3)	99,324	87,096	108,644	115,100	181,728	181,728	188,680	198,632	198,632
DEBT (2) / ANNUALIZED EBITDA (3)	6.00	7.01	5.73	7.59	4.72	4.72	4.31	4.48	4.48

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232	14,882	29,114
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	71,966
FFO PAYOUT RATIO	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%	41.6%	40.5%

FFO BEFORE CERTAIN CHARGES
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	71,966
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—	3,530	3,530
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	171
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(7)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—
SEPARATION CHARGES	1,985	—	—	520	—	520	84	—	84
FFO BEFORE CERTAIN CHARGES	57,843	11,696	17,147	20,074	34,301	83,218	36,281	39,463	75,744
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%	37.7%	38.4%

FAD (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	71,966
FAS 13	(8,319)	(2,346)	(2,204)	(3,244)	(5,032)	(12,826)	(7,648)	(5,001)	(12,649)
ABOVE AND BELOW MARKET RENTS	493	(185)	(586)	(994)	(2,020)	(3,785)	(1,952)	(2,027)	(3,979)
SECOND GENERATION CAPEX	(15,058)	(3,032)	(3,352)	(2,976)	(7,054)	(16,414)	(3,295)	(7,317)	(10,612)
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286	21,440	44,726
COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232	14,882	29,114
FAD PAYOUT RATIO (2)	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%	69.4%	65.1%

FAD BEFORE CERTAIN CHARGES
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286	21,440	44,726
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—	3,530	3,530
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	171
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(7)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—
SEPARATION CHARGES	1,984	—	—	520	—	520	84	—	84
FAD BEFORE CERTAIN CHARGES	34,958	6,132	11,005	12,860	20,195	50,193	23,385	25,119	48,504
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%	59.2%	60.0%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 YTD
OPERATIONS RATIOS
REVENUES	136,846	38,262	42,521	50,434	79,520	210,737	81,723	84,505	166,228
REVENUES FROM DISCONTINUED OPERATIONS	53,839	3,082	2,951	2,888	1,750	10,671	1,363	975	2,338
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,408	83,086	85,480	168,566

GENERAL AND ADMINISTRATIVE EXPENSES	23,208	6,069	4,552	6,635	4,684	21,940	5,611	5,756	11,367
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,408	83,086	85,480	168,566
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%	6.7%	6.7%

TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	2,956,839
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%	0.8%	0.8%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	Three Months Ended			Six Months Ended
	June 30, 2014	June 30, 2013	March 31, 2014	June 30, 2014	June 30, 2013
Rental Property Revenues
Same Property	$25,727	$25,360	$25,375	$51,101	$50,482
Non-Same Property	64,735	25,905	62,916	127,526	46,160
	$90,462	$51,265	$88,291	$178,627	$96,642

Rental Property Operating Expenses
Same Property	$9,976	$10,731	$10,127	$20,103	$20,991
Non-Same Property	29,197	11,968	28,150	57,214	20,910
	$39,173	$22,699	$38,277	$77,317	$41,901

Rental Property Revenues
Consolidated Properties	$80,034	$37,100	$77,484	$157,518	$70,224
Discontinued Operations	967	2,940	1,356	2,323	5,940
Share of Unconsolidated Joint Ventures	9,461	11,225	9,451	18,786	20,478
	$90,462	$51,265	$88,291	$178,627	$96,642

Rental Property Operating Expenses
Consolidated Properties	$35,959	$17,868	$34,857	$70,816	$33,076
Discontinued Operations	402	1,182	464	866	2,376
Share of Unconsolidated Joint Ventures	2,812	3,649	2,956	5,635	6,449
	$39,173	$22,699	$38,277	$77,317	$41,901

Cash Basis Rental Property Revenues
Rental Property Revenues	$90,462	$51,265	$88,291	$178,627	$96,642
Less: Straight Line Rent	4,904	2,203	7,648	12,649	4,765
Less: Other	1,620	252	1,582	3,202	145
	$83,938	$48,810	$79,061	$162,776	$91,732

Cash Basis Rental Property Revenues
Same Property	$25,684	$24,396	$24,779	$50,364	$47,958
Non-Same Property	58,254	24,414	54,282	112,412	43,774
	$83,938	$48,810	$79,061	$162,776	$91,732

Cash Basis Rental Property Expenses
Rental Property Operating Expenses	$39,173	$22,699	$38,276	$77,317	$41,901
Non-Cash Ground Rent Expense	3	10	3	13	7
	$39,176	$22,709	$38,279	$77,330	$41,908

Cash Basis Rental Property Operating Expenses
Same Property	$9,978	$10,733	$10,129	$20,108	$20,996
Non-Same Property	29,198	11,976	28,150	57,222	20,912
	$39,176	$22,709	$38,279	$77,330	$41,908

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized represents quarter amount annualized.
(4) See reconciliation above within previous pages of the Calculations and Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.